                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1996 to July 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                   GREEN TREE FINANCIAL CORP.



                                   BY: /s/Phyllis A. Knight
                                       ----------------------------
                                       Phyllis A. Knight
                                       Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996

                                   CUSIP#'S 393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                   TRUST ACCOUNT #80-4141300
                                   REMITTANCE DATE: 8/15/96

                                                      Total $      Per $1,000
                                                      Amount        Original
                                                   ------------   ------------
Class A Certificates
- --------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                               $7,416,179.55

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                             0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                          7,416,179.55

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(6.05%)             6.05%
           b. Class A-1 Interest                      219,287.20     4.76711304
           c. Class A-2 Remittance Rate(6.65%)             6.65%
           d. Class A-2 Interest                      310,333.33     5.54166661
           e. Class A-3 Remittance Rate(6.85%)             6.85%
           f. Class A-3 Interest                      251,166.67     5.70833341
           g. Class A-4 Remittance Rate(7.15%)             7.15%
           h. Class A-4 Interest                      476,666.67     5.95833338
           i. Class A-5 Remittance Rate(7.45%)             7.45%
           j. Class A-5 Interest                      266,958.33     6.20833336
           k. Class A-6 Remittance Rate (7.75%)            7.75%
           l. Class A-6 Interest                      432,708.33     6.45833328
           m. Class A-7 Remittance Rate (8.25%,
              unless Weighted Average Contract rate        8.25%
              is below 8.25%)
           n. Class A-7 Interest                      696,843.13     6.87500005

     (3)   Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                      .00            .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 2


                               CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                               TRUST ACCOUNT #80-4141300
                               REMITTANCE DATE: 8/15/96

                                                      Total $      Per $1,000
                                                      Amount        Original
                                                   ------------   ------------
     (4)  Remaining:
               a. Unpaid Class A Interest
                  Shortfall                                 .00            .00

     B.   Principal
          (5)  Formula Principal Distribution
                Amount                             3,230,103.28            N/A
               a. Scheduled Principal                515,917.63            N/A
               b. Principal Prepayments            2,952,206.14            N/A
               c. Liquidated Contracts                      .00            N/A
               d. Repurchases                               .00            N/A
               e. Current Month Advanced Principal   762,809.48            N/A
               f. Prior Month Advanced Principal  (1,000,829.97)           N/A

          (6)  Pool Scheduled Principal Balance  512,612,346.10

         (6b)  Adjusted Pool Principal Balance   511,849,536.62   988.91945061
         (6c)  Pool Factor                           0.98891945

          (7)  Unpaid Class A Principal Shortfall
               (if any) following prior Remittance date     .00

          (8)  Class A Percentage for such Remittance
               Date                                      92.46%

          (9)  Class A Percentage for the following
               Remittance Date                           92.42%

         (10)  Class A Principal Distribution:
               a. Class A-1                        3,230,103.28    70.21963652
               b. Class A-2                                 .00            .00
               c. Class A-3                                 .00            .00
               d. Class A-4                                 .00            .00
               e. Class A-5                                 .00            .00
               f. Class A-6                                 .00            .00
               g. Class A-7                                 .00            .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 3


                                                 CUSIP#'S 393505-
                                                 MV1,MW9,MX7,MY5MZ2,NA6,NB4
                                                 TRUST ACCOUNT #80-4141300
                                                 REMITTANCE DATE: 8/15/96

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                   ------------     ------------
         (11)  Class A-1 Principal Balance        40,264,877.62     875.32342652
        (11a)  Class A-1 Pool Factor                  .87532343

         (12)  Class A-2 Principal Balance        56,000,000.00     1000.0000000
        (12a)  Class A-2 Pool Factor                 1.00000000

         (13)  Class A-3 Principal Balance        44,000,000.00     1000.0000000
        (13a)  Class A-3 Pool Factor                 1.00000000

         (14)  Class A-4 Principal Balance        80,000,000.00     1000.0000000
        (14a)  Class A-4 Pool Factor                 1.00000000

         (15)  Class A-5 Principal Balance        43,000,000.00     1000.0000000
        (15a)  Class A-5 Pool Factor                 1.00000000

         (16)  Class A-6 Principal Balance        67,000,000.00     1000.0000000
        (16a)  Class A-6 Pool Factor                 1.00000000

         (17)  Class A-7 Principal Balance       101,359,000.00     1000.0000000
        (17a)  Class A7 Pool Factor                  1.00000000

         (18)  Unpaid Class A Principal Shortfall
               (if any) following current Remittance
               Date                                         .00

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996
                                     Page 4


                                                 CUSIP#'S 393505-
                                                 MV1,MW9,MX7,MY5MZ2,NA6,NB4
                                                 TRUST ACCOUNT #80-4141300
                                                 REMITTANCE DATE: 8/15/96

     C.   Aggregate Scheduled Balances and Number of Delinquent
          Contracts as of Determination Date

         (19)  31-59 days                               787,312.14           22

         (20)  60 days or more                          184,657.50            3

         (21)  Current Month Repossessions                     .00            0

         (22)  Repossession Inventory                          .00            0

     Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

         (23)  Average Sixty-Day Delinquency Ratio Test

               (a)  Sixty-Day Delinquency Ratio for current Remittance
                    Date                                                    .04%

               (b)  Average Sixty-Day Delinquency Ratio (arithmetic
                    average of ratios for this month and two preceding
                    months; may not exceed 3.5%)                            .01%

         (24)  Average Thirty-Day Delinquency Ratio Test

               (a)  Thirty-Day Delinquency Ratio for current Remittance
                    Date                                                    .15%

               (b)  Average Thirty-Day Delinquency Ratio (arithmetic
                    average of ratios for this month and two preceding
                    months; may not exceed 5.5%)                            .07%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 5


                                             CUSIP#'S 393505-
                                             MV1,MW9,MX7,MY5MZ2,NA6,NB4
                                             TRUST ACCOUNT #80-4141300
                                             REMITTANCE DATE: 8/15/96

         (25)  Cumulative Realized Losses Test
               (a)  Cumulative Realized Losses for the current
                    Remittance Date (as a percentage of Cut-off
                    Date Pool Principal Balance; may
                    not exceed 5.5% from May 1, 2000 to
                    April 28, 2001, 6.5% from May 1, 2001 to April 28,
                    2002, 8.5% from May 1, 2002 to April 28, 2003 and
                    and 9.5% thereafter)                                     0%

         (26)  Current Realized Losses Test
               (a)  Current Realized Losses for current Remittance Date       0

               (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
                    by arithmetic average of Pool Scheduled Principal
                    Balances for third preceding Remittance and for current
                    Remittance Date; may not exceed 2.25%)                   0%

         (27)  Class M-1 Principal Balance Test
               (a)  The sum of Class M-1 Principal Balance and Class B
                    Principal Balance (before distributions on current
                    Remittance Date) divided by Pool Scheduled Principal
                    Balance as of preceding Remittance Date (must equal
                    or exceed 25.5%)                                     15.58%

         (28)  Class B Principal Balance Test
               (a)  Class B Principal Balance (before any distributions
                    on current Remittance Date) as of such Remittance date
                    greater than $7,437,576.00                              .00

               (b)  Class B Principal Balance (before any distributions
                    on current Remittance Date) divided by pool Scheduled
                    Principal Balance as of preceding Remittance Date is
                    equal to or greater than 12.00%                       7.54%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 6

                                               CUSIP NO. 393505NC2
                                               TRUST ACCOUNT #80-414300
                                               REMITTANCE DATE: 8/15/96

                                                            Total $              Per $1,000
                                                            Amount                Original
                                                         ------------           ------------
          CLASS M1 CERTIFICATES
          ---------------------
         (29)  Amount available (including Monthly
               Servicing Fee)                            1,532,112.61

          A.   Interest
         (30)  Aggregate interest
               a.   Class M-1 Remittance Rate (8.05%,
                     unless Weighted Average Contract
                     Rate is below 8.05%)                        8.05%
               b.   Class M-1 Interest                     277,758.54            6.70833329

         (31)  Amount applied to Class M-1 Interest
                Deficiency Amount                                 .00                     0

         (32)  Remaining unpaid Class M-1 Interest
                Deficiency Amount                                 .00                     0

         (33)  Amount Applied to:
               a.   Unpaid Class M-1 Interest Shortfall           .00                     0

         (34)  Remaining:
               a.   Unpaid Class M-1 Interest Shortfall           .00                     0

          B.   Principal
         (35)  Formula Principal Distribution Amount              .00                   N/A
               a.   Scheduled Principal                           .00                   N/A
               b.   Principal Prepayments                         .00                   N/A
               c.   Liquidated Contracts                          .00                   N/A
               d.   Repurchases                                   .00                   N/A

         (36)  Class M-1 Principal Balance              41,405,000.00         1000.00000000
        (36a)  Class M-1 Pool Factor                       1.00000000

         (37)  Class M-1 Percentage for such Remittance
               Date                                               .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%,8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 7

                                             CUSIP NO. 393505NC2
                                             TRUST ACCOUNT #80-4141300
                                             REMITTANCE DATE: 8/15/96

                                                         Total      $Per $1,000
                                                         Amount       Original
                                                      -----------  -------------
         (38)  Class M-1 Principal Distribution:
               a.   Class M-1 (current)                       .00     0.00000000
               b.   Unpaid Class M-1 Principal Shortfall
                    (if any) following prior Remittance
                    Date                                      .00

         (39)  Unpaid Class M-1 Principal Shortfall
               (if any) following current Remittance Date     .00

         (40)  Class M-1 Percentage for the following
               Remittance Date                               .00%

          Class B1 Certificates
          ---------------------
          (1)  Amount Available less the Class A
               Distribution Amount and Class M-1
               Distribution amount (including
               Monthly Servicing Fee)                1,254,354.07

          (2)  Class B-1 Remittance Rate (8.10% unless
               Weighted Average Contract Rate is
               below  8.10%)                                8.10%

          (3)  Aggregate Class B1 Interest             139,758.75     6.75000000

          (4)  Amount applied to Unpaid Class
               B1 Interest Shortfall                          .00            .00

          (5)  Remaining unpaid Class B1
               Interest Shortfall                             .00            .00

          (6)  Amount applied to Class B1 Interest
               Deficiency Amount                              .00

          (7)  Remaining Unpaid Class B-1 Interest
               Deficiency Amount                              .00

          (8)  Unpaid Class B1 Principal Shortfall
               (if any) following prior Remittance Date       .00

         (8a)  Class B Percentage for such Remittance Date    .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 8

                                             CUSIP NO. 393505ND0,NE8
                                             TRUST ACCOUNT #80-4141300
                                             REMITTANCE DATE: 8/15/96

                                                         Total $     Per $1,000
                                                         Amount       Original
                                                       ----------   ------------

        (9)    Current Principal (Class B Percentage of
               Formula Principal Distribution Amount)         .00

        (10a)  Class B1 Principal Shortfall                   .00

        (10b)  Unpaid Class B1 Principal Shortfall            .00

        (11)   Class B Principal Balance            38,820,659.00

        (12)   Class B1 Principal Balance           20,705,000.00


          Class B2 Certificates
          ---------------------
        (13)   Remaining Amount Available            1,114,595.32

        (14)   Class B-2 Remittance Rate (8.45%
               unless Weighted Average Contract
               Rate is less than 8.45%)                     8.45%

        (15)   Aggregate Class B2 Interest             127,564.43     7.04166655

        (16)   Amount applied to Unpaid Class
               B2 Interest Shortfall                          .00            .00

        (17)   Remaining Unpaid Class B2 Interest Shortfall   .00            .00

        (18)   Unpaid Class B2 Principal Shortfall
               (if any) following prior Remittance Date       .00

        (19)   Class B2 Principal Liquidation Loss Amount     .00

        (20)   Class B2 Principal (zero until Class B1
               paid down; thereafter, Class B Percentage of
               Formula Principal Distribution Amount)         .00

        (21)   Guarantee Payment                              .00

        (22)   Class B2 Principal Balance           18,115,659.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 9


                                             CUSIP NO. 393505-ND0,NE8
                                             TRUST ACCOUNT #80-4141300
                                             REMITTANCE DATE: 8/15/96

                                                         Total $     Per $1,000
                                                         Amount       Original
                                                      ------------  ------------
         (23)  Monthly Servicing Fee (Deducted from
               Certificate Account balance to arrive at
               Amount Available if the Company or Green
               Tree Financial Corporation is not the
               Servicer; deducted from funds remaining
               after payment of Class A Distribution
               Amount, Class M-1 Distribution Amount,
               Class B-1 Distribution Amount and Class
               B-2 Distribution Amount; if the Company
               or Green Tree Financial Corporation
               is the Servicer)                         215,033.53

         (24)  Class C Residual Payment                 771,997.36

         (25)  Class M-1 Interest Deficiency on such
               Remittance Date                                 .00

         (26)  Class B-1 Interest Deficiency on such
               Remittance Date                                 .00

         (27)  Repossessed Contracts                           .00

         (28)  Repossessed Contracts Remaining
               in Inventory                                    .00

         (29)  Weighted Average Contract Rate             10.26183